Commitments and contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies	Commitments and contingencies
Legal Proceedings
From time to time we are a party, as plaintiff or defendant, to lawsuits in various jurisdictions for demurrage, damages, off-hire and other claims and commercial disputes arising from the construction or operation of our drilling units, in the ordinary course of business or in connection with our acquisition or disposal activities. We believe that the resolution of such claims will not have a material impact, individually or in the aggregate, on our operations or financial results. Our best estimate of the outcome of the various disputes has been reflected in our Consolidated Financial Statements as at December 31, 2020.
Seabras Sapura joint venture
The Sapura Esmeralda operates under a Brazilian flag. The right to operate under such Brazilian flag is being challenged in the Brazilian courts. An adverse decision in the Brazilian courts could affect the operations of the Sapura Esmeralda and potentially impact its commercial agreements and related financing. In October 2020, an amicable settlement agreement between Sapura Navegação Maritima and the Federal Public Attorney (representing the Admiralty Court) was confirmed by the Brazilian Federal Court of Appeal and as a result, the Admiralty Court has issued the definitive Property Registry Certificate and Sapura Esmeralda has been granted the right to operate under a Brazilian flag.
Dalian Newbuilds
As at December 31, 2020, all eight of the newbuilding contracts with Dalian had been terminated by both parties. Accordingly, the Seadrill contracting entities had no contractual obligation to take delivery of the rigs.
In January 2019, Dalian appointed an administrator to restructure its liabilities. In March 2019, the Seadrill contracting parties commenced arbitration proceedings in London for all eight rigs and will claim for the return of the paid installments plus interest and further damages for losses.
The Seadrill contracting parties have filed their claims against Dalian in the Dalian insolvency and the administrator is currently considering whether to accept or reject the claims in the insolvency. The arbitrations are currently not being progressed by agreement of the parties, pending the insolvency administrator's decision whether to accept or reject the Seadrill contracting parties' claims. Dalian has stated that it has claims for damages in respect of each of the rigs, but it has not quantified those damages. The administrator convened a creditor’s meeting on December 23, 2020 for a vote on the draft reorganization plan that was submitted to the insolvency court. The first round of voting on the reorganization plan subsequently failed. A second round of voting will be arranged by the administrator. There is no deadline for such second round of voting to take place.
The newbuilding contracts are all with limited liability subsidiaries of Seadrill. There are no parent company guarantees.
Nigerian Cabotage Act litigation
Seadrill Mobile Units Nigeria Ltd (“SMUNL”) commenced proceedings in May 2016 against the Honourable Minister for Transportation, the Attorney General of the Federation and the Nigerian Maritime Administration and Safety Agency with respect to interpretation of the Coastal and Inland Shipping (Cabotage) Act 2003 (the “Act”). On June 28, 2019, the Federal High Court of Nigeria delivered a judgement finding that: (1) Drilling operations fall within the definition of “Coastal Trade” or “Cabotage” under the Act and (2) Drilling Rigs fall within the definition of "Vessels" under the Act. The impact of this decision is that the Nigerian Maritime Administration and Safety Agency (“NIMASA”) may impose a 2% surcharge on contract revenue from offshore drilling operations in Nigeria as well as requiring SMUNL register for Cabotage with NIMASA and pay all fees and tariffs as may be published in the guidelines that may be issued by the Minister of Transportation in accordance with the Act. However, on 22 July, 2019, SMUNL filed an appeal to the Court of Appeal challenging the decision of the Federal High Court. Due to the volume of cases currently being handled by the Court of Appeal sitting in Lagos we anticipate a decision within 3-5 years.
Although we intend to strongly pursue this appeal, we cannot predict the outcome of this case. We do not believe that it is probable that the ultimate liability, if any, resulting from this litigation will have a material effect on our financial position. Accordingly, no loss contingency has been recognized within the Consolidated Financial Statements.
Oro Negro
Oro Negro, a Mexican drilling rig contractor, filed a Complaint on June 6, 2019 in the United States Bankruptcy Court, Southern District of New York, within Chapter 15 proceedings ancillary to its Mexican insolvency process. The Complaint names Seadrill and its Seamex JV partner, Fintech Advisory, Inc, as co-defendants along with other defendants including Oro Negro bondholders. With respect to Seadrill, the Complaint asserts claims relating to alleged tortious interference but does not seek to quantify damages. On August 26, 2019, we submitted a motion to dismiss the Complaint on technical legal grounds. Gil White, the CEO of Oro Negro responded to this motion on October 25, 2019. Seadrill has the opportunity to reply to this in further support of the motion, the date of which has not yet been determined. We intend to vigorously defend against the claims Oro Negro asserts and dispute the allegations set forth in the Complaint. The proceedings have been stayed until March 26, 2021.
Guarantees
We have issued guarantees in favor of third parties as follows, which is the maximum potential future payment for each type of guarantee:

(In $ millions)	December 31, 2020	December 31, 2019
Guarantees in favor of customers (1)(2)(3)	150	165
Guarantees in favor of banks (4)	132	146
Total	282	311
(1) Guarantees to Seadrill Partners - Guarantees in favor of customers are performance guarantees provided on behalf of Seadrill Partners of nil (December 31, 2019: $15 million).
(2) Guarantees to Northern Ocean - Guarantees in favor of customers are performance guarantees provided on behalf of Northern Ocean of $100 million (December 31, 2019: $100 million) for a contract that matures in 2022.
(3) Guarantees to Sonadrill - Guarantees in favor of customers are performance guarantees provided on behalf of Sonadrill of $50 million (December 31, 2019: $50 million). Contract maturity in 2021.
(4) Guarantees to Seabras Sapura - Guarantees in favor of banks are guarantees provided by a subsidiary of Seadrill Limited on behalf of Seabras Sapura Participacoes and Seabras Sapura Holdco totaling $132 million (December 31, 2019: $146 million). Contractual maturity is not until 2021.
As of December 31, 2020 we have not recognized any liabilities for the above guarantees, as we do not consider it is probable for the guarantees to be called.
On March 26, 2020 we signed a joint sponsor guarantee with Fintech Investments Ltd over the senior secured debt held by SeaMex. The total amount guaranteed was up to $22 million of which were jointly and severally liable. On April 21, 2020, $16 million was called upon by the Seamex lenders under the terms of this guarantee, $8 million of which was provided by Seadrill Limited.
Other contingencies
Sevan Louisiana loss incident
In January 2019, there was a loss incident on the Sevan Louisiana related to a malfunction of its subsea equipment. As of December 31, 2020, we have incurred $23 million of costs to repair the equipment. There is a $1.3 million deductible on the insurance policy. As at December 31, 2020, $15.3 million has been recovered and an additional $6.4 million will be recoverable under our physical damage insurance.
The loss incident resulted in a period of downtime for the Sevan Louisiana. As a result, we have recovered $19.5 million insurance income from loss of hire of the Sevan Louisiana. The loss of hire claim is now closed.